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                          Filed Pursuant to Rule 497(c)  SEC File No. 333-11137

                       SUPPLEMENT DATED JUNE 25, 2018 TO
            PROSPECTUS DATED NOVEMBER 1, 2002 (AS SUPPLEMENTED) FOR INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE
                              COMPANY THROUGH ITS
                      NEW ENGLAND VARIABLE ANNUITY FUND I

This supplement describes changes to certain individual variable annuity contracts issued by Metropolitan Life Insurance Company. This supplement revises certain information contained in the Prospectus.

                      NEW ADMINISTRATIVE OFFICE ADDRESSES

The mailing address for purchase payments and other contract owner service requests will change effective the opening of business on July 2, 2018. We will continue to accept your purchase payments and other service requests at the old address at P.O. Box 14594, Des Moines, IA 50306-3594 through close of business August 31, 2018. On and after September 1, 2018, if you send your purchase payment or other contract owner service request to an address other than the one we have designated below there may be a delay in processing your request or applying payments or it may be deemed Not In Good Order and returned to you.

FOR PURCHASE PAYMENTS:                 CONTRACT OWNER SERVICE
                                       REQUESTS:
Metropolitan Life Insurance Co.
P.O. Box 70244                         Variable Products:
Philadelphia, PA 19176-0244            Metropolitan Life Insurance Co.
                                       P.O. Box 7104
                                       Troy, Michigan 48007-7104

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE